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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statements.



                                                ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP


Stamford, Connecticut
 March 27, 1996


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